OFFICE SERVICE AGREEMENT

International Workplace Group

Regus SPACES. HQ Signature No18

AGREEMENT DATE : 12 DECEMBER 2025

BUSINESS CENTRE ADDRESS:
Regus
NV, Henderson - The District at Green Valley Parkway
170 S. Green Valley Parkway
Suite 300
Henderson
Nevada
89012
United States of America

CLIENT ADDRESS (NOT A BUSINESS CENTRE ADDRESS):	
Company Name	CQENS Technologies Inc.
Contact Name	Dan Markes
Address *	5550 Nicollet Avenue
City *	Minneapolis
State/ County/ Province/ Municipality/ Governorate *	Minnesota
Post Code *	55419
Country *	United States of America
Phone number *	United States of America +1 651-402-5236
Email *	dmarkes@cqens.com

OFFICE PAYMENT DETAILS (EXCLUDING TAX AND OPTIONAL SERVICES)

Office Number	Number of People	Total Monthly Office Price	Discount for Longer Term	One-time Special Discount	Total Monthly Discount	Discounted Monthly Office Price
343	1	$ 2,062.00	$ 367.00	$ 254.25	$ 621.25	**$ 1,440.75**
TOTALS	**1**	**$ 2,062.00**	**$ 367.00**	**$ 254.25**	**$ 621.25**	**$ 1,440.75**

SERVICE PROVISION:	Start Date	12 December 2025	End Date*	31 December 2026

COMMENTS:

* All agreements end on the last calendar day of the month. More info

- Invoices/Fees are charged on a monthly basis which is calculated based on a 30-day month. More info
- An Activation fee of $ 65.00 per occupant will be payable. More info
- A refundable service retainer equivalent to 2 x monthly office fee will be payable. More info

Promotion: Any promotion or discount is for the initial term of the agreement.

TERMS AND CONDITIONS

We are Regus Management Group, LLC, referred to in the terms and conditions as "We", "Us", "Our". The Company Name listed above will be referred to in the terms and conditions as "You", "Your". This Agreement incorporates Our terms of business set out on attached Terms and Conditions, attached House Rules and Service Price Guide (where available), which You confirm You have read and understood. We both agree to comply with those terms and our obligations as set out in them. This agreement is binding from the agreement date and may not be terminated once it is made, except in accordance with its terms. Note that the Agreement does not come to an end automatically. See "Automatic Renewal" section of Your terms and conditions for the notice terms if You wish to end your agreement.

AGREEMENT TO ARBITRATE/CLASS ACTION WAIVER: YOU AND WE MUTUALLY AGREE TO WAIVE OUR RESPECTIVE RIGHTS TO RESOLVE DISPUTES IN A COURT OF LAW BY A JUDGE OR JURY AND AGREE TO RESOLVE ANY DISPUTE BETWEEN US BY BINDING ARBITRATION, except as expressly provided in this paragraph. Any dispute or claim relating in any way or arising out of this Agreement shall be resolved by binding arbitration administered by the American Arbitration Association in accord with its Commercial Arbitration Rules (available at www.adr.org), except that You or We may assert claims in small claims court and We may pursue a court action to remove You if You do not leave when this Agreement terminates (and You may pursue a court action to prevent Your removal). The arbitrator, and not a court of law, shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability, or formation of this agreement to arbitrate, and shall conduct the arbitration on an individual basis only and not as a class or representative action. You and We acknowledge that this Agreement is governed by the Federal Arbitration Act and will survive after this Agreement terminates or your relationship with Us ends.

CLASS ACTION WAIVER: YOU UNDERSTAND AND AGREE THAT YOU AND WE MAY EACH BRING CLAIMS AGAINST THE OTHER, WHETHER IN COURT OR ARBITRATION, ONLY IN AN INDIVIDUAL CAPACITY AND NOT ON A CLASS, COLLECTIVE ACTION, OR REPRESENTATIVE BASIS, AND EXPRESSLY WAIVE THE RIGHT TO PURSUE OR HAVE A DISPUTE RESOLVED AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS, COLLECTIVE OR REPRESENTATIVE PROCEEDING.

☑ **I accept the terms and conditions / house rules**

Download the terms and conditions

Download the house rules

CONFIRM BY TYPING YOUR NAME IN THE BOX BELOW

Name : Dan Markes on behalf of

CQENS Technologies Inc.

Signed on
12 December 2025

I confirm these details are correct to the best of my knowledge

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Print Agreement

CONFIRMATION NO : PRT13020949

IF YOU NEED ASSISTANCE CALL OUR HELPLINE ON +1-855-400-3575